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Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ATC Healthcare, Inc.., a Delaware corporation (the "Corporation"), hereby constitutes and appoints David Savitsky or Stephen Savitsky, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the Fiscal Year Ended February 28, 2002, or any amendments or supplements thereto, including without limitation on Form 8, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal, and to file such Form 10-K and each such amendment and supplement, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the 29th day of May, 2002.

By:	/s/ JONATHAN J. HALPERT Jonathan J. Halpert, Director of the Corporation

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ATC Healthcare, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints David Savitsky or Stephen Savitsky, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the Fiscal Year Ended February 28, 2002, or any amendments or supplements thereto, including without limitation on Form 8, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal, and to file such Form 10-K and each such amendment and supplement, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the 29th day of May, 2002..

By:	/s/ BERNARD J. FIRESTONE Bernard J. Firestone, Director of the Corporation

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ATC Healthcare, Inc.., a Delaware corporation (the "Corporation"), hereby constitutes and appoints David Savitsky or Stephen Savitsky, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the Fiscal Year Ended February 28, 2002, or any amendments or supplements thereto, including without limitation on Form 8, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal, and to file such Form 10-K and each such amendment and supplement, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the 29th day of May, 2002.

By:	/s/ DONALD MEYERS Donald Meyers, Director of the Corporation

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  Exhibit 24
POWER OF ATTORNEY
POWER OF ATTORNEY